Exhibit 10.49

AUTO FINANCING BUSINESS COOPERATION AND GUARANTEE AGREEMENT

Party A: Shenzhen Qianhai WeBank Co., Ltd.

Address (address): Tower A, Building 7, Shenzhen Bay Eco-technology Park, No. 1819, Shahe West Road, Nanshan District, Shenzhen

Legal representative (person in charge): Min Gu

Tel: (0755) 89462688

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Address: 2F, Tower E, Lei Shing Hong, Guang Shun South Avenue, Chaoyang District, Beijing

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The First Guarantor: Youxinpai (Beijing) Information Technology Co., Ltd.

Address:

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Second Guarantor: Yougu (Shanghai) Information Technology Co., Ltd.

Address:

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Third Guarantor: Youzhen (Beijing) Business Consulting Co., Ltd.

Address: Room 323608, Building 5, Campus No.1, Chengtong East Street, Chaoyang District, Beijing

Legal representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Fourth Guarantor: Youxin (Shanghai) Used Car Operating Co., Limited

Address: Room D-09,2nd Floor, Building 1, No. 198 Huashen Road, China (Shanghai) Pilot Free Trade Zone

Legal representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Fifth Guarantor: You Fang (Beijing) Information Technology Co., Ltd.

Address:

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

Party A is a private bank formally approved for establishment by China Banking Regulatory Commission. Party B is a financial leasing company duly established in China. The First Guarantor, the Second Guarantor, the Third Guarantor, the Fourth Guarantor and the Fifth Guarantor (collectively referred to as the “Guarantors”, together with Party A and Party B, the “Parties”) are affiliates of Party B. After friendly negotiation, the Parties intended to enter into cooperation in respect of the financing business related to the used vehicle purchase and sale on the You Xin used vehicle platform and thereby reached the following terms and conditions for mutual compliance.

* indicates the redacted confidential portions of  this exhibit for which the confidential treatment has been sought with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act.

Article 1       Contents of Cooperation

1.1                     Model of Cooperation.

The purpose of the cooperation contemplated under this Agreement is to provide financing services for Consumers to make car purchase from dealers. Consumers may submit their financing application for car purchase through Uxin’s mobile application.  After Consumer pays the down payment for the car, Party B, providing the services under the Financial Lease Series Contract, and Party A, by providing loans, shall jointly provide financing services for Consumers to purchase cars and related value-added products or services.  Party B, as the guarantor, shall provide joint liability guaranty for the debts of the Consumers for benefit of Party A.  Party B shall also open a deposit account at Party A to provide deposit as security over the Consumers’ debts for benefit of Party A.

1.2                     Term of Cooperation.

(1)             Subject to the Article 6 of this Agreement, the term of cooperation of all parties under this Agreement shall be from June 27, 2017 to June 27, 2018. Transactions with loan whose drawdown date falls into the above period shall apply this Agreement. The Parties shall negotiate the model of subsequent cooperation before the expiration of this Agreement.

(2)             In the event the cooperation is terminated, the outstanding loans payable by the Consumers in connection with the cooperation hereunder is still subject to governance of this Agreement until all outstanding loans are paid up by the Consumers.

(3)             The Auto Financing Business Cooperation Agreement with contract number of Wei Yin (Kai Feng) Zi 2016 No. 001 and its supplemental agreements shall be terminated on the effective date of this Agreement.

Article 2       Responsibilities of the Parties

2.1            Responsibility of Party A

2.1.1           Develop risk strategies and implement risk strategies together with Party B;

2.1.2           Participate in determining Consumer admittance criterion and standards for financed vehicle;

2.1.3           Be responsible for inquiries at Public Security Bureau and *, submit credit data to * in accordance with relevant regulations;

2.1.4           Originate and fund loans to Consumers who have passed risk reviews of both Party A and Party B;

2.1.5           Cooperate with Party B to carry out online and offline collection of overdue loans from Consumers, with related collection costs borne by the Consumers;

2.1.6           Assist Party B to handle with Consumers’ complaints and disputes;

2.1.7           Notify Party B within * days after any defaults of Consumer over other products with Party A or any defaults with other banks;

2.1.8           If any obligations of Consumers over other products with Party A are overdue for more than * days, Party A may entrust Party B to collect overdue loan against Consumers under this Agreement, authorize Party B to dispose the cars, or entrust Party B to otherwise collect the loan;

2.1.9           Party A shall, as required by Party B, report to Party B the Consumer’s *, and issue relevant documents required by Party B, such as proof of failure of deduction, and cooperate with Party B in any lawsuit;

2.1.10    If Party A transfers the receivable and Party B repays the loan on behalf of the Consumer, Party A shall, as the request of Party B, provide the proof of repayment, including the details of the repayment, as well as other related proof documents showing the repayment has been paid to the third party at the direction of Party A.

2.2            Responsibilities of Party B

2.2.1           Develop and implement risk strategy with Party A;

2.2.2           Be responsible for product operation, Consumer service and verifying the identity of Consumers, enter into financial lease series contracts with Consumers and handle with vehicle collateral registration and deregistration procedures;

2.2.3           Before the loan is paid up by Consumers, be responsible for keeping the original copy of the vehicle registration certificate which is now allowed to be returned to Consumers;

2.2.4           Provide Party A with relevant Consumer information required in the business process;

2.2.5           Pay close attention to the risk status of the Consumers and take timely and effective risk management measures for Consumers of different risk levels. Be responsible for notifying Party A within * calendar days from the date when unusual circumstances are detected;

2.2.6           Be responsible for the settlement of the down payment together with third-party payment companies or receiving company;

2.2.7           Be responsible for online and offline loan collection;

2.2.8           Deal with Consumers’ disputes and disputes;

2.2.9           Assist Party A to handle abnormal conditions of Consumers or risk warning information.

2.2.10    Loan applications approved by Party A shall be fulfilled by Party A. Party B shall not extend the loan itself or through other third parties without notification to Party A.

2.2.11    Party B shall promptly notify Party A in writing (including but not limited to e-mails) if Party B alters the terms in relevant agreement between Party B and the Consumer (including but not limited to the relevant financial lease agreements), add or update product forms, product application channels, etc;

2.2.12    After Party A provides Party B with relevant overdue information of Consumers, Party B shall strengthen Consumer risk monitoring. Party B should notify Party A within * calendar days from the date when Party B gets the risk warning or detects any abnormal conditions of Consumers;

2.2.13    Upon the entrustment of Party A, collect loan by its own or entrust a third party to do so;

2.2.14    Party B shall provide deposit as a security and undertake joint and several liabilities for the loan principal, interest and default interests payable by all the Consumers under the cooperation contemplated hereunder, with specific provisions for such guaranty to be listed in Annex 3 to this Agreement. If there is any inconsistency between other agreements (including loan agreement between Party A , Party B and the Consumer) and this Agreement, Party A agrees that Party B shall fulfill guarantee obligations for the benefit of Party A in accordance with provisions specified in this Agreement:

(1)             If the Consumer fails to repay loan at the due date (the monthly due date rather than the loan due date) and such repayment is not made within * days, Party B shall, within * calendar days from the due date, pay such mount due to the Party A.

(2)             If Party B repays monthly repayment for Consumers for three consecutive months or for six months at cumulative basis for reasons not attributable Consumers (including but not limited to a failure in deduction of money when there is sufficient balance in Consumer’s account), Party B shall, within * calendar days from occurrence of above circumstances, pay all remaining principal and default interests in full to Party A on behalf the Consumers.

(3)             If the Consumer fails to repay the loan or return the vehicles at the loan due date, Party B shall unconditionally repay to Party A all remaining principal of the loan and default interests occurred therein on behalf of Consumers within * calendar days from the loan due date.

(4)             If the Consumers return vehicles at or before the loan due date, Party B shall, within * calendar days from receipt of the returned vehicle, repay to Party A all remaining principal in full.

(5)             If Party B repays the overdue amount on behalf of the Consumer, the default interest rate shall equal to the interest rate and the default interests shall be accumulated until the date when the overdue amount is paid up. The loan interest payable by the overdue Consumers shall be accumulated to the monthly due date as agreed. In case of early repayment of loan or early return of cars, the loan interest shall be calculated to the prepayment date or the early return date.

2.2.15    If Party B fails to repay the amount due on behalf of the Consumer under Part B’s guarantee to Party A hereunder, the proceeds Party B received from foreclosing on the vehicle collateral should be used to repay the principal, interests and default interests under the loan to Party A first.

2.3            Responsibilities of Guarantors

2.3.1           The Guarantors shall assume joint liability guaranties for obligations of Party B hereunder to Party A.

Article 3       Data

3.1            Data sharing

3.1.1           Party A shall provide Party B with * that is authorized by the Consumer and is consistent with relevant requirements for Party B’s use in review of the cooperation hereunder. The credit information shall not be disclosed to institutions other than the parties to the cooperation and shall not be used for illegal purposes.

3.1.2           Party A and Party B shall provide each other with client approval information, risk review results, agreements and loan release information as agree in the corresponding product process.

3.1.3           Party B shall promptly provide Party A with Consumer information, vehicle information and dealer information, including but not limited to information related to the Consumer’s default behavior, the decline or deterioration of the Consumer’s credit status, the change of repayment method (repayment or disposal of the vehicle) and damages to the vehicle.

3.1.4           * and public security governmental departments, as well as data line expenses charged by * and the Ministry of Public Security shall be borne by Party A. Other credit information query fees as well as the data line expenses charged by data providers shall be borne by Party B.

3.1.5           In respective of relevant fees incurred from rent of data line from operators for purpose of data sharing and system direct connection, Party B should bear the cost for one main line and Party A shall bear the cost for one backup line. Other than that, neither party may charge the other for transaction fees or any other fees in connection with the system interconnection.

3.2            Data Management

3.2.1           As permitted by applicable law, the data of the cooperation hereunder should be stored in the host system of Party A and Party B. Each Party shall take the confidentiality and security measures on the financial data stored and managed by it in accordance with the regulatory and compliance requirements. Party A and Party B shall take effective technical measures to safeguard the Consumer information and protect the rights of Consumers, and shall formulate specific rules related to information security, Consumer rights protection, accident treatment and liabilities undertaking. In the event of the occurrence of an IT emergency as defined by the regulatory body or an emergency that may trigger systemic or regional banking IT risks, the knowing party shall promptly inform the other, including the impact, disposal and corrective measures of such incident.

3.2.2           Without the written consent of Party A, Party B shall not use any * (including but not limited to * variables and * ratings) and WeBank fraudulent ratings obtained by Party A during the business hereunder, and shall not use such data to assist with other business of Party B or its affiliates.

3.2.3           Without the written consent of Party B, Party A shall not use any data (including but not limited to Consumers information and Consumers overdue information) provided by Party B to Party A in connection with the cooperation hereunder, and shall not use such data in relation to other business of Party A or its affiliates.

Article 4       General Provisions

4.1                    Assets Sheet-out. Party B shall provide reasonable assistance if Party A intends to sell or transfer the Consumer loans under this Agreement (asset sheet-out), including but not limited to signing the necessary documents.

4.2                    Cross-sale. Without breaching the Consumer’s willingness or violating the purpose set forth in this Agreement and subject to the regulatory and complaint requirements, Party A may, in addition to products in relation to cooperation contemplated hereunder, promote and sell products of its own or products of other financial institutions other than parties to the cooperation contemplated hereunder (such as deposits, personal credit loans, wealth management products and electronic accounts, etc.).

4.3                     Marks and Permits. In transaction to avoid unnecessary disputes between the Parties, the Parties agree to authorize each other to use the marks of each other during the period of cooperation according to the needs of the products and in a manner agreed upon by all Parties.

Article 5       Default

5.1                     Event of Default

Any Party shall be deemed to commit a default under any of the following circumstances (hereinafter referred to as “Event of Default”):

(1)             The defaulting party breaches any of the provisions of this Agreement, and such breach cannot be rectified or the defaulting party fails to rectify the breach within * calendar days after the non-defaulting delivers a written rectification notice;

(2)             The defaulting party violates any applicable law, which violation will directly affect this Agreement or cause losses to the other party;

(3)             The defaulting party cannot or declares that it cannot perform its guarantee obligation or cannot fulfill its obligation to provide loan.

5.2                     Default Notice

(1)             Upon any Event of Default, the defaulting party shall as soon as practicable but in no event (other than the effect of force majeure) later than * calendar days after becoming aware of the event, notify the non-defaulting party.

(2)             Upon any Event of Default, without prejudice to the non-defaulting party’s right to claim for damages, the non-defaulting party may, within * calendar days after the receipt of default notice from defaulting party or after it becomes aware of the occurrence of the event of default (whichever is earlier), elect to continue performing this Agreement or terminate this Agreement by sending a written notice to the defaulting party.

(3)             This Agreement shall terminate immediately upon receipt by the defaulting party of a notice of termination.

5.3                     Losses and liquidated damages for default

(1)             The defaulting party shall compensate the non-defaulting party for all direct losses incurred or resulted in an Event of Default attributed by the defaulting party.

(2)             The defaulting party shall compensate the non-defaulting party for the losses incurred due to misoperation of the defaulting party (including but not limited to system misoperation, operational failures, etc.).

Article 6       Termination

6.1                    Under any of the following events, either party shall have the right to unilaterally terminate this Agreement:

(1)             The policies of the regulatory authorities of any Party (including but not limited to the CBRC, * and their branches and other regulatory authorities, etc.) have undergone major changes that will significantly affect the cooperation hereunder or such authorities has issued written request to cease the cooperation hereunder:

(2)             Any new applicable law or regulatory documents are promulgated by government or regulatory authorities, or the existing applicable law or regulatory documents are revised or interpreted in a new way, which render it impossible to carry out the cooperation hereunder or render it impossible for a party to obtain all of its benefits under any important terms hereunder in accordance with such terms;

(3)             Party B and other Parties undergo major changes in shareholding structure or in key executive personnel, which shall affect their ability to provide guarantees hereunder;

(4)             Any Party undergoes material adverse changes, which render it impossible to continue to perform this Agreement as or cause significant damages to the parties.

6.2                    Subject to Article 6 hereof, the non-defaulting party may request the termination of this Agreement if any Event of Default occurs.

Article 7       Confidentiality

7.1                     Each party shall keep strict confidential of any documents, materials and other materials (whether related to technical or commercial) of any form that are received by it due to execution of this Agreement which belong to the other party or are in relating to the following event (or any other agreement entered into under this Agreement) and shall not use or disclose such information to any third party other than the regulatory authority:

(1)             The cooperation hereunder;

(2)             Any negotiations conducted in relation to the cooperation hereunder;

(3)             Relevant credit information, Consumer information and transaction information provided based on the cooperation hereunder;

(4)             Business, financial and other matters (including future plans and targets) of other Parties.

7.2                     Exceptions.

This confidentiality clause shall not prohibit the disclosure or use of confidential information in the following scope and in the following manner:

(1)             Disclosure or use of confidential information according to the regulations or requirements of the supervisory authority of each Party;

(2)             Disclosure or use of confidential information as required in any judicial, arbitral or other proceedings in connection with this Agreement or any other agreement entered into according to this Agreement;

(3)             Disclosure or use of confidential information due to outsourcing / entrusting to third-party companies the business of electronic verification or collection of Consumer loans in relation to the cooperative products contemplated hereunder.

7.3                     The confidentiality obligation shall persist from the date of execution of this Agreement to the date of publication or disclosure of the same as permitted by the disclosing party, and shall survive the termination of this Agreement.

Article 8       Miscellaneous

8.1                     Any matters uncovered herein shall be subject to separate negotiations between the Parties, with respect to which a supplementary agreement should be signed.

8.2                     References to this Agreement shall include any attachments to this Agreement and any agreement or document (including any guarantee agreement) that supplements or modifies such agreements and documents. References to the terms and attachments shall refer to the terms and attachments of the Agreement, and any agreement or document (including any guarantee agreement) that supplements or modifies such agreements and documents.

8.3                     Any dispute that may arise during the performance of this Agreement between the Parties shall be settled through negotiations by all parties. If the negotiations fail, the dispute may be submitted to the people’s court where the plaintiff is located.

8.4                     This Agreement shall be governed by the laws of the People’s Republic of China.

8.5                     This Agreement shall enter into force after being signed by all parties (to be signed or stamped by the authorized signatory and stamped with an official seal).

8.6                     The Agreement shall be executed in quadruplicate, with each party holding two pieces.

(The Reminder of this page is intentionally left blank.)

Party A (Seal):

Authorized signatory (Sign):

Date of execution: July 4, 2017

Party B (Seal):

Authorized signatory (Sign):

Date of execution: July 4, 2017

The First Guarantor: You Xin Pai (Beijing) Information Technology Co., Ltd.

Authorized signatory (Sign):

Date of execution: July 4, 2017

The Second Guarantor: You Gu (Shanghai) Information Technology Co., Ltd.

Authorized signatory (Sign):

Date of execution: July 4, 2017

The Third Guarantor: You Zhen (Beijing) Business Consulting Co., Ltd.

Authorized signatory (Sign):

Date of execution: July 4, 2017

The Fourth Guarantor: You San (Shanghai) Used Car Operating Co., Limited

Authorized signatory (Sign):

Date of execution: July 4, 2017

The Fifth Guarantor: You Fang (Beijing) Information Technology Co., Ltd.

Authorized signatory (Sign):

Date of execution: July 4, 2017

Annex 1. Definitions

1.                  Consumer: refers to the individual consumers who purchase used or new cars.

2.                  Dealer: refers to individuals or enterprises which engage the sale of used cars or new cars.

3.                  Uxin Mobile Application: refers to mobile application or PC website developed and operated by Party B and its partners, through which Consumers can choose cars and apply for financing.

4.                  Event of Default of Consumer: refers to any of the following events that occurs during the period of loan:

(1)             Vehicle commercial insurance not renewed after * days of expiration;

(2)             GPS has no signals and the Consumer cannot be reached through any contact means provided by Consumer, which circumstance lasts for over * calendar days;

(3)             The information provided by Consumer is false;

(4)             Consumer fails to repay loan when it is due.

5.                  Settlement Account (tail number 0601): refers to the Settlement Account opened by Kai Feng Financial Leasing (Hangzhou) Co., Ltd. at Party A, with account number being *.

6.                  Deposit Account: refers to the general Settlement Account opened by Kaifeng Financial Lease (Hangzhou) Co., Ltd. at Party A, to which Party A will remit a deposit as a security over the loan interests payable by Party B to Party A as well as the debt of Consumers in connection with products contemplated hereunder. The account number shall be *.

7.                  Loan: refers to loan provided by Party A to Consumers to pay for rent payables, etc. under the Financial Lease Series Contracts and fees related to the additional products (services) of the leased vehicles, including but not limited to purchase tax, GPS fee, insurance fee, decoration fee, Dealer procedures fees and licensing plate fees, which will be subject to specific confirmation by Party A and Party B.

Annex 2. Principal Business Procedures of the Cooperation

1.                  Financing Application:

(1)             Consumers shall submit application materials through Uxin mobile application / PC.

(2)             After the successful submission of application materials, Party A and Party B shall conduct joint review of financing qualifications of consumers and conduct risk review.

2.                  Car Purchase by Consumers:

(1)             Consumers and Dealers enter into the relevant car purchase agreement offline.

(2)             When the consumer pays the down payment, relevant payment shall be remitted correspondingly into the following accounts through the third party payment agency: the car price shall be deposited into the bank account opened by the dealer at Party A or other banks; other payments for specific products shall be deposited into settlement account and deposit account opened by Party B at Party A according to corresponding ratio.

3.                  Financing:

(1)             The Consumer and Party B shall enter into financial lease series contracts, and car collateral contract, and shall go through registration procedures for the car collateral to Party B if under leaseback mode.

(2)             After Party B reviews the financial lease series contracts and all documents signed by the Consumer, Party B shall advance funds to the designated remittee as stipulated in the contract.

(3)             The consumer, Party A and Party B shall enter into the corresponding “Loan and Security Agreement” online at Uxin Mobile Application / PC for the specific product.

4.                  Provision of Loan:

After Party A reviews the “Loan and Security Agreement” and other relevant materials, Party A shall provide loans to the consumer by remitting such amount to the fund escrow account that Party B opened at Party A for purpose of repaying the rents under relevant financial lease agreement.

5.                  Transfer of Loan Funds:

After completing all steps mentioned in the abovementioned item 1 to 4, Party A will transfer the loan funds from the fund escrow account that Party B opened at Party A to the settlement account (with tail number “0601”) that Party B opened at Party A (the “Settlement Account”) in accordance with Annex 5 hereunder. If any of the above steps failed to be fulfilled on time, provisions in Annex 5 shall be referred for further actions.

6.                  Repayment and Repayment on Behalf of Consumer:

(1)             Interest: Interest rates for different products shall be otherwise agreed by Party A and Party B.

(2)             Repayment and Repayment on Behalf of Consumer

A.                Early Repayment.  Where the consumer applies for early repayment of the outstanding loan, the consumer must repay the loan to Party A first. Party B irrevocably authorizes Party A to deduct the loan interest amount from the deposit account that Party B opened at Party A (the “Deposit Account”) (loan interest hereunder shall be calculated up to the loan settlement date).

B.                Early Return of the Car. Where the consumer deliver the qualified car to Party B for disposal before the due date, the consumer must repay the loan to Party A first after obtaining written consents of Party A and Party B. Party B irrevocably authorizes Party A to deduct the loan interest from the Deposit Account (loan interest herein shall be calculated up to the loan settlement date).

C.                Repayment upon Due Date. Party A successfully deducts the principal from the consumer’s repayment account within * calendar days (inclusive) of the loan due date / agreed repayment date, or the consumer voluntarily repays the principal. Party B irrevocably authorizes Party A to deduct the loan interest from the Deposit Account (loan interest herein will be calculated up to the loan due date / agreed repayment date).  If the consumer fails to do so, Party A will charge default interest which shall be accumulated up to the date of repayment in full (default interest rate equaling to the interest rate).  In the event the consumer fails to pay the default interest, Party B irrevocably authorizes Party A to deduct such default interest from the Settlement Account.

D.                Return of car upon due date.  If the consumer entrusts Party B to dispose the qualified car upon the due date, the consumer shall deliver the car to Party B within * calendar days (inclusive) of the loan due date.  Party B irrevocably authorizes Party A to deduct the outstanding principal amount from the Settlement Account, and to deduct all the outstanding interest from the Deposit Account, which shall be calculated up to the due repayment date of the loan, on the day when Party B receives the car.

If the consumer fails to return the car to Party B on the due repayment date of the loan, Party A will charge default interest on the consumer, which shall be accumulated until the date of repayment in full (default interest rate equaling to interest rate). In the event the consumer fails to pay the default interest, Party B irrevocably authorizes Party A to deduct such default interest from the Settlement Account.

7.                  Voluntary Repayment on Behalf of the Consumer

During the term of the loan and where Party A or Party B considers it necessary to request prepayment of the loan on behalf of Party A, Party B shall make repayment of the loan on behalf of consumer within * calendar days from the date when Party A and Party B reaches the agreement.

Party B irrevocably authorizes Party A to directly deduct the principal amount of the loan from the Settlement Account, and to deduct the interest of the loan from the Deposit Account, which shall be calculated up to the date of repayment of loan in full.

8.                  Consumer’s Default upon Due Date.

If consumers fails to repay outstanding principal and interest and fails to return the vehicle to Party B or Party A fails to deduct the loan principal and interest in full on the agreed repayment date / due date, Party B shall, within * calendar days from the repayment due date, bear the joint liabilities and repay the due amount on behalf of the consumer to Party A, otherwise Party A shall have the right to impose a default interest upon the consumer in such rate that is *% more than the loan interest rate commencing at the * calendar day following the due date.

Party B irrevocably authorizes Party A to directly deduct the principal amount and default interest of the overdue loan from its Settlement Account. The default interest shall be calculated up to the date of repayment of overdue loan in full (default interest rate shall be equal to interest rate).

Within * calendar days after Party B’s repayment on behalf of the consumer, Party A shall issue to Party B a certificate of repayment on behalf of consumer and a proof of failure in capital deduction for each consumer.

Annex 3. Guarantee of Party B

1.                  Deposit

(1)             Party B shall open a Deposit Account at Party A and make deposit into the account according to the agreed proportion and amount, as security over all consumer loans in relation to the cooperation hereunder.

(2)             Scope of Guarantee: the principal, interest, default interest of all consumer loans in relation to the cooperation hereunder.

(3)             Party B shall deposit corresponding funds into the above Deposit Account according to different types of products, with specific amount and calculation method as otherwise agreed by Party A and Party B in relation to specific types of products.

(4)             Party A and Party B acknowledge and agree that: upon remittance of deposit into the above Deposit Account, the deposit shall be specialized and the possession thereof shall be transferred to the creditor (Party A).

(5)             When the Consumer fails to repay the loan at due date, Party A shall have the priority to receive the payment from the Deposit Account equal to the outstanding amount.

(6)             Annual interest of the Deposit Account shall be at a fix rate of *%, which will be paid by Party A to the Deposit Account of Party B on * basis.

2.                  Party B’s Guarantee

(1)             Scope of Guarantee: The principal, interest and default interest of all consumer loans in relation to the cooperation hereunder and under the guarantee agreements.

(2)             Term of Guarantee:  Commence from the effective date of this Agreement and until two years following the due date of the Consumers’ obligations under the Agreement. During the term of the guarantee, if Party A transfers the creditor’s rights to any third party, Party B shall irrevocably authorize and agree to continue assuming the guarantee obligations within the original scope of guarantee. In the event Party B fulfills the guarantee obligation, Party A shall deliver to Party B a certificate of repayment on behalf of consumers in relation to the transferred claim and issue a proof of failure in capital deduction in relation to relevant consumers in accordance with the requirements of the Party B.

(3)             Party B shall assume the joint and several guarantee obligation. If the guaranties over the principal debt include both collaterals (including the collateral  provided by the debtor) and personal guarantee, then when the debtor fails to repay the debt as it becomes due or under other circumstances when the creditor is able to realize its rights of the guaranties, Party A shall have the right to request Party B to fulfill the guarantee obligations at first.

(4)             The guarantee obligations of Party B shall be deemed as independent liability, which shall not be affected by the invalidity of the loan agreement between Party A and Consumers, the cooperation and guarantee agreements.

(5)             Fulfillment of guarantee obligations: where the Consumers fail to repay its debts according to the agreement, Party B undertakes that it will repay such debts on behalf of the Consumers unconditionally in accordance with this Agreement. Where the provision specified in this Agreement in relation to guarantee obligations of Party B is inconsistent with that in the loan agreement, the provision in this Agreement shall prevail.

(6)             If either Party B or any one of the Guarantors repays debts on behalf of the Consumer, it shall be regarded as both Party B and the Guarantors fulfillment of their guarantee obligations.

3.                  Collateral matters

(1)             Party B irrevocably authorizes and agrees that, in the event Party B and the Guarantors fail to perform their guarantee obligation, Party A shall have the right to request the transfer of rights with respect to vehicle collateral to Party A. Party B shall assist and cooperate in handling the re-registration of the car collateral.

(2)             Party B irrevocably authorizes and agrees that before the Consumers repay the loan in full, if Party B fails to undertake the guarantee obligations and all of Guarantors fail to repay the loan on behalf of Consumers, Party B agrees Party A shall take precedence over Party B to exercise the collateral right, that Party B shall not raise any claim when Party A exercises its collateral right and that Party A shall take precedence to be indemnified for the loan principal, interest and default interest from the proceeds gained from evaluation, auction or sale of the collateral. Where Party B (or acting on behalf of Party A) exercises the collateral right, proceeds gained from evaluation, auction or sale of the collateral shall be used in priority for repayment of the loan principal, interest and default interest payable to Party A and costs related to realization of claim.

(3)             Party B irrevocably authorizes and agrees that before the loan of the Consumers is repaid in full, Party B shall not cancel the collateral registration over the car without the written consent of Party A.

(4)             Party A irrevocably authorizes and agrees that in the event Party B exercises the collateral right where Party B or any Guarantor has fulfilled the guarantee obligations, Party A shall render assistance and cooperation.

(5)             If proceeds gained from evaluation, auction or sale of the collateral are still insufficient to repay the loan principal, interest and default interest payable to Party A, Party A shall have the right to claim compensation from the Consumer of difference.

4.                  Special Provisions Related to Product 5005:

(1)             If the Consumer defaults during the term of the loan, Party B shall notify Party A within * calendar days from the date of becoming aware of the default and repay all outstanding loan on behalf of Consumer within * calendar days from the day of Party A’s receipt of the default notice.

(2)             Provided *, Party B shall undertake the guarantee obligations and unconditionally repay the Consumer’s loan principal and interests within * days from receipt of the push.

Message	Code
New bad records to five categories loan business	C010l
New records for over 90 days default for loans or credit card business	C0201
New bad debts to “account status” of credit card business	C0301
Added to list of person under default subjected to execution	C0401

Annex 4. Guarantee obligations of the Guarantors

1.              Guarantee of the Guarantors

(1)         Scope of Guarantee: the obligations which Party B shall bear under the cooperation hereunder and the guarantee agreement, i.e., all principal, interest and default interest of all consumer loans in relation to the cooperation hereunder and under the guarantee agreements.

(2)         Term of the guarantee: commence from the effective date of this Agreement and until two years following the due date of Party B’s obligations under the Agreement.

(3)         The Guarantors shall assume joint guarantee obligations.

(4)         The guarantee obligations of the Guarantors shall be independent and such liability shall not be affected by the invalidity of the loan agreement between Party A and Consumers, the cooperation and guarantee agreements.

(5)         The performance of the guarantee obligations: when Party B fails to perform the obligations according to the agreement, Party A shall be entitled to require any Guarantor to unconditionally repay the debt on behalf of Party B on the next day after the date of such failure.

(6)         The warranties and undertakings of the Guarantors

(1) The Guarantors have obtained all authorizations and approvals necessary for the execution of this Agreement, the execution of this Agreement reflects the true intention of the Guarantors and will not lead to breach of agreements or undertakings with any third party. The Guarantors have not violated any laws, regulations or rules and undertakes to comply strictly with such laws, regulations and rules after the execution hereof.

(2) The Guarantors have no such proceedings as litigations, arbitrations, enforcements, appeals or reconsiderations and other affairs or conditions which may greatly and adversely affect the performance hereof except for which has been notified to Party A in writing before the execution of this Agreement.

(3) Each of the Guarantors is a company duly established, validly existing and with good standing in its jurisdiction, and has full rights, permissions and approvals to engage in its current business.

(4) The Guarantors shall provide Party A with audited annual financial statement and quarterly financial statement of the group within the time limit required by Party A and shall undertake that all the documents and materials provided are authentic, complete, and objective and have no misrepresentations, misleading statements or omissions, and that financial statements are prepared strictly in accordance with China GAAP.

(7)         The rights and obligations of the Guarantors

(1) The Guarantors have the right to demand Party A to keep confidential all materials they provided, unless otherwise provided by the laws and regulations or agreed upon between the parties or the materials provided do not constitute confidential information.

(2) After the reimbursement by any of the Guarantors, Party A shall issue certificates evidencing the repayment and the proof showing the failure of deduction in the Consumer’s account within * days in accordance with Party B’s requirements.

(3) The Guarantors shall accept and undertake to cooperate with Party A to supervise and inspect the business condition and guarantee ability of the Guarantors, and permit Party A to enter the operation areas of the Guarantors to inspect its asset and financial conditions and business conditions.

(4) The Guarantors shall notify Party A relevant matters prior to the occurrence of the following matters:

a)             the significant changes in its management system, equity structure, form of property organization and major business, including but not limited to, any contractual management, leasing management, economic association, shareholding reform, consolidation or merger, acquisition, joint venture or collaborations, division, establishment of subsidiaries, the occurrence of trusteeship or assumption of control, trade sale, the transfer of ownership, reduction of registered capital, etc.;

b)             the disposition of the major assets which exceeds *% of its net assets in way of sale, gifting, lending, transfer, pledge or other ways;

c)              the distribution of profits which exceeds *% of the after-tax net profits of the current year or more than *% of all undistributed profits;

d)             the newly-increased major investment after the effective date hereof;

e)              the amendment of debt clause with other banks, prepayment of any long-term debt;

f)               the repayment of debt to the shareholder(s) of Party B;

g)              the release of major debts of any third party.

(5) Each of the Guarantors shall notify Party A in writing within * working days when the following matters occur or might occur, and Party A shall have the right to require the Guarantors and the debtor to provide additional security as the case may be:

a)             the business, financial conditions of the Guarantor are seriously deteriorating;

b)             heavy fines are imposed on the Guarantors by competent authority, or the Guarantor gets involved in significant adverse legal disputes;

c)              any guarantor, its shareholders, or its legal representatives or executives involve in serious cases or any main property of them has been imposed compulsory measures such as property preservation, or any incident occurs to the legal representatives or the executives of any Guarantor which leads to their inability to perform duty;

d)             the Guarantor provides guaranties to any third party, which shall cause significant adverse effect on its financial conditions or ability to perform the obligations hereunder;

e)              the Guarantor closes its business, suspends business for rectification, has been dissolved or shut down, goes bankrupt or its business license has been revoked;

f)               the Guarantor has financial conditions deterioration such as unemployment, bankruptcy or other event which may affect Party B’s ability to perform this Agreement;

g)              other important events or event of default which may affect the business activities of the Guarantor or the safety of the Party A’s loans.

(6) In case any Guarantor changes its registered address, contact address, contact number, business scope or legal representative, etc., it shall notify Party A in writing within * working days when such modification has been completed. If any Guarantor fails to perform such obligation of notification, the notifications and documents sent by Party A according to the original contact address shall be deemed to have been effectively delivered.

(8)         Defaults

(1) Each of the following event may be referred to as “Event of Default” in this clause:

a)             the Guarantors fail to perform its obligation to repay on behalf of the Consumer in full or in a timely manner;

b)             the Guarantors breach warranties and undertakings made by itself or have other acts failing to perform the obligations hereunder;

c)              the Guarantors transfer property or withdraws funds;

d)             the Guarantors breach other contracts with Party A;

e)              material adverse changes occur to the Guarantors’ business and financial conditions;

f)               Party B fails to assume guarantee obligation in accordance with this Agreement;

g)              Other events occur which may materially affect the Guarantors’ ability for the guaranty.

(2) Upon an Event of Default, Party A shall be entitled to:

a)             require the Guarantor in breach to immediately perform the obligation to repay on behalf of the Consumer;

b)             require the Guarantor in breach to provide guarantee measures recognized by Party A;

c)              terminate the cooperation with the Guarantor in breach and cease to grant new loans to the debtor;

d)             claim subrogation right to the debtor of the Guarantor in breach in accordance with the laws or request competent court to annul the Guarantor’s acts of waiving its due claims, transferring property without consideration or with unreasonable low price, the Guarantor shall provide all necessary cooperation and assistance and bear reasonable resulting fees.

e)              take other remedy measures stipulated by laws and regulations.

Annex 5. Transfer of Loan Fund

1.              Party A shall provide Party B with technical support for the automatic settlement of  supervised funds with respect to the loan: during the Consumer’s car purchasing stage and after reviewing the credit transfer and loan agreement and the relevant documents, Party A shall pay the loan amount to the fund escrow account opened by Party B in Party A (the “Escrow Account”), Party B shall authorize Party A to transfer the fund in Escrow Account automatically at a specified percentage agreed by the parties (the “Automatic Settlement Fund”) using automatic settlement function to the Settlement Account.

2.              ***

3.              The automatic settlement service for supervised funds involves fund provision application, fund provision confirmation, cars return due to failure of title transfer or fund return due to failure to transfer title in time, the detailed procedures of the business above are as follows:

(1)         Fund Provision Application Procedure: Party B initials an instruction of fund provision application through the system to Party A’s system; Party A provide loan amount to the Escrow Account when the instruction has been approved upon the examination by Party A; Party A transfer the Automatic Settlement Fund from the Escrow Account to the Settlement Account;

(2)         Fund Provision Confirmation Procedure: Party B initials an instruction of fund provision confirmation through the system to Party A’s system; Party A transfers all balance in the Escrow Account of that transaction to the Settlement Account when such instruction has been approved upon the examination by Party A; Party A charges ** fee over the Automatic Settlement Fund transferred from the Escrow Account to the Settlement Account during fund provision application procedure. ***;

(3)         The Procedure of Cars Return Due to Failure of Title Transfer: Party B initials an instruction of cars return due to failure of title transfer through the system to Party A’s system; Party A transfers the Automatic Settlement Fund of that transaction from the Settlement Account to the Escrow Account when such instruction is approved upon the examination of Party A; Party A initial loans settlement procedure and get the corresponding loans repaid from the Escrow Account thereafter; Party A charges ** fee over the Automatic Settlement Fund transferred from the Escrow Account to the Settlement Account during fund provision application procedure. ***;

(4)         Fund Return Due to Failure to Transfer Title in Time: after the conclusion of fund provision application of the transaction, the automatic settlement service for supervised funds has to be ceased if the fund provision confirmation is not completed or the cars are returned due to failure of title transfer within the agreed time period. Party B irrevocable authorizes Party A to transfer the Automatic Settlement Fund from the Settlement Account to the Escrow Account, and charges ** fee over the Automatic Settlement Fund transferred from the Escrow Account to the Settlement Account during fund provision application procedure.***

SUPPLEMENTAL AGREEMENT TO AUTO FINANCING BUSINESS COOPERATION AND GUARANTEE AGREEMENT

Contract No.: Wei Yin (Kai Feng) He Bu Zi 2017 No. 002

Party A: Shenzhen Qianhai WeBank Co., Ltd.

Domicile (Address): 37/F, Tower A, T-Share International Center, No. 8, Taoyuan Road, Nanshan District, Shenzhen

Legal representative (person in charge): Min Gu

Tel: (0755) 89462688

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Domicile (Address): 2F, Tower E, Lei Shing Hong, Guang Shun South Avenue, Chaoyang District, Beijing

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The First Guarantor: Youxinpai (Beijing) Information Technology Co., Ltd.

Domicile (Address):

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Second Guarantor: Yougu (Shanghai) Information Technology Co., Ltd.

Domicile (Address):

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Third Guarantor: Youzhen (Beijing) Business Consulting Co., Ltd.

Domicile (Address): Room 323608, Building 5, Campus No.1, Futong East Street, Chaoyang District, Beijing

Legal representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Fourth Guarantor: Youxin (Shanghai) Used Car Operating Co., Limited

Domicile (Address): Room D-09,2nd Floor, Building 1, No. 198 Huashen Road, China (Shanghai) Pilot Free Trade Zone

Legal representative (person in charge): Zhen Zeng

Tel: 010-84752481

The Fifth Guarantor: You Fang (Beijing) Information Technology Co., Ltd.

Domicile (Address):

Legal Representative (person in charge): Zhen Zeng

Tel: 010-84752481

1

WHEREAS, Party A, Party B and The First Guarantor, the Second Guarantor, the Third Guarantor, the Fourth Guarantor and the Fifth Guarantor (collectively the “Guarantors”) entered into the Auto Financing Business Cooperation and Guarantee Agreement (Wei Yin (KF-Kai Feng) He Zi 2017 No. 001) and the Cooperation Product and Business Operation Agreement (Wei Yin (Kai Feng) Yun Zi 2017 No. 001) (collectively the “Master Contracts”). NOW THEREFORE, upon amicable consultation, the Parties enter into the following supplementary agreement to amend certain provisions contained in the Master Contracts for mutual observance:

The loans related to product 5005 and the outstanding loans occurring prior to September 22, 2017 (i.e. those outstanding loans of which the first installment has been fully paid by the consumer to Party B prior to September 22, 2017), under the Master Contracts shall be repaid by Party B on behalf of the consumer pursuant to the provisions of the Master Contracts. The other loans occurring after September 22, 2017 (inclusive) under the Master Contracts shall be repaid by Party B on behalf of the consumer pursuant to the following provisions. In the case of any discrepancy between this Agreement and any other contract (including loan and security agreement executed by Party A, Party B and the consumer), Party A agrees that Party B may perform its guarantee obligations to Party A pursuant to the provisions of this paragraph:

Article 1        If a consumer’s loan remains overdue (which means that its principal, default interest or relevant fee (excluding liquidated damages and compounded interests) fails to be fully repaid on the due date) for 85 or more than 85 calendar days, then Party B shall repay the outstanding principal and default interests to Party A on the 86th calendar day from the due date (upon receipt of overdue notice, lawful authorization to take the car, and power of attorney to dispose of the car, from Party A), with the loan interest being calculated until the agreed due date.

Article 2        Default interest shall be calculated and paid as follows:

1.              If the consumer fails to fully repay the principal on the due date, Party A will charge default interest against the consumer at the loan interest rate plus *% from the due date to the date when such overdue loan is fully repaid.

2.              Party B shall pay the default interest (if any) on the consumer’s overdue loan to Party A on the due date of each month on behalf of the consumer. If Party A has fully deducted the overdue principal of such loan prior to the due date, then Party B shall pay the default interest on the date immediately following the date of such deduction.

3.              Party B authorizes Party A to deduct the default interest that is repayable by Party B on behalf of the consumer directly from the Settlement Account of Party B *.

2

Article 3        From the date of advance of a loan to the consumer to the date when such loan remains overdue for * calendar days (inclusive), Party B shall fully repay the outstanding principal of and default interest on the loan to Party A on behalf of the consumer prior to its initiation of lawsuit with judicial authority.

Article 4        With respect to the order for which the loan has been fully repaid, Party B shall provide a list of repayments (as attached as Annex 2 hereto) in electronic form to Party A per month, and Party A shall issue a repayment certificate to Party B after checking and confirming that the data in such list is correct. In the case of any litigation or arbitration initiated by Party B against a consumer, Party A shall upon request by Party B provide a separate repayment certificate with respect to such consumer and the deduction failure certificate within * business days after Party B’s request.

Article 5        If Party A authorizes Party B to facilitate the loan collection from the consumer and to dispose of the car collateral by legal means, then Party B shall:

1.      Call for the repayment of the overdue loan and dispose the car by legal means and to the extent permitted by law, without using any violence and without violation of any laws or regulations;

2.      Not sub-delegate all or the substantial activities of the authorized matters to any third party without the written consent from Party A;

3.      Establish a business contact system to periodically provide write-off and other materials to Party A, including but not limited to track records, collateral certificates and collateral disposal certificate, etc.; and

4.      Not do any of the following things when performing the authorized matters hereunder:

4.1 Misrepresentation

4.1.1 Making a misrepresentation about its identity when calling the consumer; or using the name of any enterprise, company or organization other than Party A;

4.1.2 Failing to explain the true composition of the overdue amount to the consumer, and faking or making up some fees and charges other than those agreed in the loan contract;

4.1.3 Alleging that the documents used by it have been approved, distributed or authorized by court, government official or government authority, or making a misrepresentation with respect to the source, authorization or approval of such documents;

3

4.1.4 Pretending or implying that the consumer’s behavior has constituted a criminal offence and the consumer will be arrested or jailed;

4.1.5 Pretending that it has any support or guarantee from or has any connection with national or local government; or

4.1.6 Taking fraudulent or misleading measures to acquire the consumer’s materials or recover the loan.

4.2                  Improper Language

4.2.1 using vulgar, obscene or insulting language on the phone;

4.2.2 personally attacking the consumer, so as to humiliate or hurt the consumer’s self-esteem;

4.2.3 provoking the consumer, and verbally revenging upon the consumer; or

4.2.4 threatening the consumer that it will call for repayment by any means prohibited by law, such as violence or other means to hurt the consumer (i.e. the consumer’s body safety, reputation or property); or

4.2.5 other improper language.

Article 6        Paragraph 2 “Party B’s Guarantee” of Annex 3 - Guarantee of Party B to the Auto Financing Business Cooperation and Guarantee Agreement (Wei Yin (Kai Feng) Zi 2017 No. 001) shall be amended to the following provision:

1. Scope of Maximum Guarantee: Party B provides joint and several guarantee to Party A to secure the repayment of the principal, interest (other than compounded interest) and default interest of all the consumer loans consecutively occurred during the term of cooperation hereunder (i.e. from June 27, 2017 to June 27, 2018, in which the date of advance of each single consumer loan hereunder will occur).

2. The said maximum guaranteed amount refers to the principal, interest (other than compounded interest) and default interest of all the consumer loans consecutively occurred during the term of cooperation between Party A and Party B hereunder.

3. Liabilities Secured by Guarantee: refers to the principal, interest (other than compounded interest) and default interest of the loans under the Loan and Security Agreement entered into by Party A (including Party A and its financial institution partner) and the consumer based on a creditor-debtor relationship in connection with the cooperation hereunder during the term of cooperation hereunder, of which the specific creditor, debtor, date of commencement, due date, interest rate and amount shall be as indicated in Party A’s online electronic loan receipt. (In the case of any discrepancy between the interest rate, default interest or other items agreed in the Loan and Security Agreement or the electronic loan receipt and those agreed in the cooperation or operation agreement separately executed by Party A and Party B, the agreement executed by Party A and Party B shall prevail.)

4

4. Party B knows and unconditionally agrees that Party A will periodically send the Confirmation on the List of Secured Liabilities (Annex 1: Confirmation on the List of Secured Liabilities) to Party B by mail or otherwise, setting forth each specific liability secured hereunder; and Party B shall check and, if having no objection, attach its official seal for confirmation within * business days.

5. Party B knows and unconditionally agrees that, with respect to any secured liability generated from a loan jointly funded by Party A and its financial institution partner under the mode of cooperation hereunder, Party A shall be entitled to the security interest hereunder for and on behalf of its financial institution partner due to its capacity as the agency of its financial institution partner to fund and manage such loan; namely, Party B and the Guarantors shall perform the guarantee obligations set forth in this Agreement to Party A, and then Party A and its financial institution partner will distribute the relevant security interest between them at their own discretion.

6. Form of Guarantee: Party B provides a joint and several guarantee as the guarantor independently. If the liabilities secured by such guarantee is concurrently secured by both physical collateral (including the collateral provided by the consumer) and the guarantee, then in the case that the consumer fails to repay his/her liability when due and payable or that there is any circumstance triggering the enforcement of the security interest as agreed, Party A may realize its creditor’s right by enforcing the collateral or directly requesting the guarantor to repay the secured liability, and the guarantor shall not object by alleging the existence of the collateral.

7.  Term of Guarantee: refers to the period from the effective date of this Agreement to three years after the expiry date of the term of the secured loan. In the case of any renewal of the secured loan, then the term of the guarantee shall be extended to three years after the expiry date of the renewed term of the loan. During the term of the guarantee, if Party A transfers the creditor’s right to any third party, Party B shall irrevocably authorize and agree to continue assuming the guarantee obligations within the original scope of guarantee.

8. The guarantee obligations of Party B shall be deemed as independent liability, which shall not be affected by the invalidity of the Loan and Security Agreement between Party A and consumers or this cooperation and guarantee agreement.

5

9. Fulfillment of guarantee obligations: where the consumers fail to repay its debts according to the agreement, Party B undertakes that it will repay such debts on behalf of the consumers unconditionally in accordance with this Agreement and the supplementary agreement hereto. Where the provision specified in this Agreement or the supplementary agreement hereto in relation to the performance of guarantee obligations of Party B is inconsistent with that in the loan agreement or any other agreement, the provision in this Agreement and the supplementary agreement hereto shall prevail.

10. If either Party B or any one of the Guarantors repays debts on behalf of the consumer, it shall be regarded as both Party B and the Guarantors’ fulfillment of their guarantee obligations.

Article 7        This supplementary agreement shall be an integral part of and have the same legal force and effect with the Master Contracts. In the case of any discrepancy between the Master Contracts and this supplementary agreement, this supplementary agreement shall prevail. Anything unmentioned in this supplementary agreement shall be subject to the Master Contracts. In the case of any discrepancy between this supplementary agreement and the supplementary agreement previously executed by the Parties, this supplementary shall prevail with respect to such discrepancy.

Article 8        This supplementary agreement shall become effective upon the affixation of the signatures or seals of the legal representatives or authorized representatives, and the official seals, of Party A, Party B and the Guarantors.

Article 9         This supplementary agreement shall be executed in four counterparts, and each of Party A, Party B and the Guarantors shall hold one counterpart, and all the counterparts are equally authentic.

(The Remainder of this page is intentionally left blank.)

6

Party A (Seal): Shenzhen Qianhai WeBank Co., Ltd.

Legal Representative (Person in Charge) or Authorized Representative (Signature):

Date of execution: 10/16/2017

Party B (Seal): Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Legal Representative or Authorized Representative (Signature):

Date of execution:

The First Guarantor: Youxinpai (Beijing) Information Technology Co., Ltd.

Legal Representative or Authorized Representative (Signature):

Date of execution:

The Second Guarantor: Yougu (Shanghai) Information Technology Co., Ltd.

Legal Representative or Authorized Representative (Signature):

Date of execution:

The Third Guarantor: Youzhen (Beijing) Business Consulting Co., Ltd.

Legal Representative or Authorized Representative (Signature):

Date of execution:

The Fourth Guarantor: Youxin (Shanghai) Used Car Operating Co., Limited

Legal Representative or Authorized Representative (Signature):

Date of execution:

The Fifth Guarantor: You Fang (Beijing) Information Technology Co., Ltd.

Legal Representative or Authorized Representative (Signature):

Date of execution:

7

Annex 1: Confirmation on the List of Secured Liabilities

No.	Name of Consumer	ID Card Number of Consumer	Amount of Loan	Date of Advance	Due Date	Interest Rate

Note:

1.      This confirmation is to confirm the list of liabilities secured by the pledge of deposit and the guarantee provided under the Auto Financing Business and Guarantee Agreement (Wei Yin (KF-Kai Feng) He Zi 2017 No. 001).

2.      The Guarantors know and agree that the creditor of each loan is as indicated on the online electronic loan receipt of Shenzhen Qianhai WeBank Co., Ltd.

3.      The Guarantors know and agree that Shenzhen Qianhai WeBank Co., Ltd. has obtained the power of attorney from the other creditors to sign this confirmation for and on behalf of the other creditors. The Guarantors irrevocably and unconditionally agree not to make any objection to the execution of this confirmation by Shenzhen Qianhai WeBank Co., Ltd. for and on behalf of the other creditors.

Creditor (signature and seal): Shenzhen Qianhai WeBank Co., Ltd.

Guarantor (signature and seal): Kai Feng Finance Lease (China) Co., Ltd.

8

Annex 2: Repayment Certificate

WeBank Repayment Certificate

Kai Feng Finance Lease (Hangzhou) Co., Ltd.:

We hereby certify that the loan borrowed by the borrower ___ (ID Card Number: _________________) in a total amount of RMB ___________________ (in words: ____________) became overdue as of ________ and has been fully repaid by Kai Feng Finance Lease (Hangzhou) Co., Ltd. for the borrower as follows:

	Date of Repayment	Item Repaid
No.	on behalf of Consumer	Principal	Interest	Default Interest	Total Repayment
1
2
3
4
5
6
7

Shenzhen Qianhai WeBank Co., Ltd.
Date of Execution:

9